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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 21, 2009

                            WESTBRIDGE RESEARCH GROUP
             (Exact Name of Registrant as Specified in Its Charter)

        California                                          95-3769474
(State or Other Jurisdiction                       (IRS Employer Identification
     of Incorporation)                                        Number)

                                     2-92261
                            (Commission File Number)

                 1260 Avenida Chelsea, Vista, California, 92081
               (Address of principal executive offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (760) 599-8855


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of 3 pages.


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ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         Westbridge Research Group (the "Company") entered into separate indemnification agreements with Christine Koenemann ("Ms. Koenemann"), William Fruehling ("Mr. Fruehling") and Mark Cole ("Mr. Cole"). Ms. Koenemann serves as President and Chief Financial Officer of the Company. Mr. Fruehling and Mr. Cole serve as members of the Board of Directors of the Company and Mr. Fruehling also serves as Chairman of the Board of Directors. The Indemnification Agreements provide for the indemnification by the Company of those individuals in the event claims or lawsuits are made against them while serving in those capacities. Additionally, the Indemnification Agreement call for the advancing of certain expenses in the event of such claims or lawsuits. Copies of each Indemnification Agreement are attached.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(D)               EXHIBITS

Exhibit
Number            Description
------            -----------

10(dd) Indemnification Agreement dated August 21, 2009 between Christine Koenemann and Westbridge Research Group.

10(ee) Indemnification Agreement dated August 21, 2009 between William Fruehling and Westbridge Research Group.

10(ff) Indemnification Agreement dated August 21, 2009 between Mark Cole and Westbridge Research Group.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WESTBRIDGE RESEARCH GROUP



Date:   September 11, 2009                       By: ___________________________


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                                INDEX TO EXHIBITS


Exhibit
Number            Description
------            -----------

10(dd) Indemnification Agreement dated August 21, 2009 between Christine Koenemann and Westbridge Research Group.

10(ee) Indemnification Agreement dated August 21, 2009 between William Fruehling and Westbridge Research Group.

10(ff) Indemnification Agreement dated August 21, 2009 between Mark Cole and Westbridge Research Group.